UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2016

TAPIOCA CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-201037	35-2507568
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

17A&B, China Merchants Tower, Wanchai Road, Shekou, Nanshan, Shenzhen 518000, China
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: +86 15601666822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On March 17, 2016, certain stockholders representing more than a majority of our outstanding voting capital (the approved by written consent in lieu of a special meeting of the stockholders the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Articles of Incorporation of Tapioca Corp., a Nevada corporation (“We,” “us,” or “the Company”) filed with the Nevada Secretary of State (the “Articles of Incorporation”) to change the Company’s name to Sino Fortune Holding Corporation;
2.	Amend the Articles of Incorporation to increase the Company’s authorized capital stock from 75,000,000 shares to 3,000,000,000 shares; and
3.	Amend the Articles of Incorporation to designate 10,000,000 of the Company’s authorized capital stock as preferred stock (the “Preferred Stock”), with the designations, rights, preferences or other variations of each class or series within each class of the shares of Preferred Stock be designated by the Board at a later time without shareholder approval.

Stockholders holding an aggregate of 3,500,000 shares of the Company’s Common Stock, or approximately 64% of its issued and outstanding shares of Common Stock as of March 17, 2016, approved the Corporate Actions.  The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws.  Accordingly, the Corporate Actions were not submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent was March 17, 2016.  As of the record date, there were 5,460,000 shares of Common Stock issued and outstanding and entitled to vote at a special meeting of stockholders.

Pursuant to Rule 14c-2 under the Exchange Act of 1934, as amended, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of the definitive Information Statement to our stockholders.  We mailed the Definitive Information Statement to our stockholders of record on March 29, 2016.  We filed the Certificate of Amendment amending our Article of Incorporation with the Nevada Secretary of State on April 4, 2016, with an effective date of April 18, 2016.  A copy of the filed Certificate of Amendment is included as Exhibit 3.1 to this report.

The Corporate Actions and their effects are more fully described in the Definitive Schedule 14C filed with the Securities and Exchange Commission on March 29, 2016.

Item 8.01 Other Events

Along with the aforementioned name change, FINRA approved change in the Company’s symbol from “TPCQ” to “SFHD” and will be effective at the open of business on April 19, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment filed with the Nevada Secretary of State on April 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAPIOCA CORP.
Date:  April 8, 2016

By:       /s/ XIE JING
XIE JING
Principal Executive, Financial Officer and Chief Accounting Officer